UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2009

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-470-2800
(Registrant’s telephone number, including area code)

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

2 CENTER PLAZA, 110 WEST FAYETTE STREET, BALTIMORE, MARYLAND	21201
(Address of principal executive offices)	(Zip Code)

410-234-5000

(Registrant’s telephone number, including area code)

MARYLAND

(State of Incorporation of both registrants)

NOT APPLICABLE

(Former name, former address
and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

Effective January 1, 2009, Constellation Energy Group, Inc. and Baltimore Gas and Electric Company (BGE) (collectively, the Companies) adopted Statement of Financial Accounting Standards (SFAS) No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51 (SFAS No. 160).  SFAS No. 160 impacted the presentation and disclosure of noncontrolling interests in the Companies’ consolidated financial statements as follows:

•                  The portion of the Companies’ consolidated subsidiaries that are less than wholly owned is presented as noncontrolling interests in the Consolidated Balance Sheets rather than as minority interest,

•                  BGE preference stock is presented as a noncontrolling interest in a separate line item within total equity in the Consolidated Balance Sheets of Constellation Energy Group, Inc. rather than as minority interest outside equity, and

•                  The portion of net income (loss) attributable to noncontrolling interests is presented as a separate line following net income in the Companies’ Consolidated Statements of Income (Loss) rather than as a deduction in determining net income.

Although each of the foregoing impacts is not material to the affected financial statements, we have summarized these impacts in the tables below.  The Companies will reflect the changes in presentation and disclosure resulting from the adoption of SFAS No. 160 for all periods presented in their financial statements in future filings in accordance with the requirements of SFAS No. 160.

The effect on the Companies’ Consolidated Statements of Income (Loss) as of December 31, 2008, 2007 and 2006 related to the adoption of SFAS No. 160 is summarized as follows:

	Constellation Energy Group, Inc.
For the years ended December 31,	2008	2007	2006
	(In millions)
Net (loss) income and (Loss) earnings applicable to common stock, as previously reported	$(1,314.4)	$821.5	$936.4
SFAS No. 160 reclassification of noncontrolling interests	(4.0)	12.0	13.9
Net (loss) income, as adjusted	(1,318.4)	833.5	950.3
Net (loss) income attributable to noncontrolling interests and BGE preference stock dividends	(4.0)	12.0	13.9
Net (loss) income attributable to common stock	$(1,314.4)	$821.5	$936.4

	BGE
For the years ended December 31,	2008	2007	2006
	(In millions)
Earnings applicable to common stock, as previously reported	$38.3	$126.6	$157.1
SFAS No. 160 reclassification of noncontrolling interests	—	0.1	—
Net income attributable to common stock before noncontrolling interests, as adjusted	38.3	126.7	157.1
Net loss attributable to noncontrolling interests	—	0.1	—
Net income attributable to common stock	$38.3	$126.6	$157.1

The effect on the Companies’ Consolidated Balance Sheets as of December 31, 2008 and 2007 related to the adoption of SFAS No. 160 is summarized as follows:

	Constellation Energy Group, Inc.
At December 31,	2008	2007
	(In millions)
Capitalization:
Long-term debt	$5,098.7	$4,660.5
Minority interests	20.1	19.2
BGE preference stock not subject to mandatory redemption	190.0	190.0
Common shareholders’ equity	3,181.4	5,340.2
Total capitalization, as previously reported	8,490.2	10,209.9
SFAS No. 160 reclassification to remove long-term debt from total capitalization to arrive at total equity	(5,098.7)	(4,660.5)
Total equity, as adjusted	$3,391.5	$5,549.4

	BGE
At December 31,	2008	2007
	(In millions)
Minority interest, as previously reported	$16.9	$16.8
Preference stock not subject to mandatory redemption, as previously reported	$190.0	$190.0
Total common shareholder’s equity, as previously reported	$1,538.2	$1,671.7

Equity:
Noncontrolling interest, as adjusted	$16.9	$16.8
Preference stock not subject to mandatory redemption	190.0	190.0
Total common shareholder’s equity	1,538.2	1,671.7
Total equity, as adjusted	$1,745.1	$1,878.5

The effect on Constellation Energy Group, Inc.’s Consolidated Statement of Cash Flows as of December 31, 2008, 2007 and 2006 related to the adoption of SFAS No. 160 is summarized as follows:

	Constellation Energy Group, Inc.
For the years ended December 31,	2008	2007	2006
	(In millions)
Net cash (used in) provided by operating activities, as previously reported	$(1,274.3)	$927.8	$525.3
SFAS No. 160 reclassification of noncontrolling interests	13.2	13.2	13.2
Net cash (used in) provided by operating activities, as adjusted	$(1,261.1)	$941.0	$538.5

Net cash provided by financing activities, as previously reported	$3,123.5	$165.5	$390.7
SFAS No. 160 reclassification of noncontrolling interests	(13.2)	(13.2)	(13.2)
Net cash provided by financing activities, as adjusted	$3,110.3	$152.3	$377.5

There was no effect on BGE’s Consolidated Statement of Cash Flows as a result of the adoption of SFAS No. 160.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date: July 8, 2009	/s/ Jonathan W. Thayer
Jonathan W. Thayer, Senior Vice President of Constellation Energy Group, Inc. and Principal Financial Officer

BALTIMORE GAS AND ELECTRIC COMPANY
(Registrant)

Date: July 8, 2009	/s/ Kevin W. Hadlock
Kevin W. Hadlock, Senior Vice President of Baltimore Gas and Electric Company, and Principal Financial Officer